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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 10, 2006

                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

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
     NEW JERSEY                      0-19777                      22-3103129
  (State or other            (Commission File Number)           (IRS Employer
  jurisdiction of                                               Identification
   incorporation)                                                   Number)
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                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      On March 10, 2006, DUSA Pharmaceuticals, Inc. ("DUSA" or the "Company") closed its acquisition (the "Merger") of Sirius Laboratories, Inc. ("Sirius") pursuant to the terms of a Merger Agreement dated as of December 30, 2005 and amended as of February 6, 2006, by and among DUSA, Sirius and certain shareholders of Sirius (the "Merger Agreement"), for an aggregate of up to $30 million in shares of DUSA common stock and cash. On March 13, 2006, the Merger was consummated upon the filing of a Certificate of Merger in the State of New Jersey and the Articles of Merger in the State of Illinois, pursuant to which Sirius was merged with and into a wholly-owned subsidiary of DUSA. Sirius is a privately-held specialty pharmaceuticals company founded in 2000 with a primary focus on the treatment of acne vulgaris and acne rosacea.

      DUSA is paying $8,000,000 less certain expenses, in cash, and 1,973,393 unregistered shares of DUSA's common stock, no par value per share (the "Common Stock") having a fair market value of $14,000,000, to the shareholders of Sirius, and an additional 422,892 unregistered shares having a fair market value of $3,000,000 are subject to escrow for up to two years subject to certain indemnification provisions of the Merger Agreement (collectively, the "DUSA Shares"). The number of DUSA Shares being issued in connection with the Merger was determined by dividing $17,000,000 by $7.094, which represents the lesser of: (i) $10.10, and (ii) the average closing price of the Common Stock during the twenty (20) trading days prior to the date of the closing. Additionally, an amount of up to $5,000,000 in cash or DUSA's common stock may be paid based on a combination of new product approvals or launches and the achievement of certain pre-determined total cumulative sales milestones for Sirius products prior to the date that is forty-two months from the date of the closing.

      Certain of the Sirius products acquired in connection with the Merger must meet certain minimum manufacturing and labeling standards established by the FDA and applicable to products marketed without approved marketing applications. FDA regulates such products under its compliance policy guide entitled, "Marketed New Drugs without Approved NDAs or ANDAs." Under this policy, FDA recognizes that certain unapproved products, based on the introduction date of their active ingredients and the lack of safety concerns, have been marketed for many years and, at this time, will not be the subject of any enforcement action. DUSA believes that so long as it complies with applicable manufacturing and labeling standards it will be consistent with FDA's current enforcement policy. There can be no assurance that the FDA will continue this policy or not take a contrary position with any individual products. If the FDA were to do so, DUSA may be required to seek FDA approval for these products, market these products as over -the-counter products or as dietary supplements under applicable legislation, or withdraw such products from the market. As a result of its due diligence efforts, including inspection of the third-party manufacturers that produce Sirius' products, DUSA will be working with the supplier of the AVAR(R) line of products to address certain manufacturing concerns that were identified. There is a risk that inventory of some of these products could become in short supply while such concerns are being addressed.

      In connection with the closing, DUSA entered into a registration rights agreement (the "Registration Rights Agreement") with certain of the holders of the DUSA Shares pursuant to which such holders shall have certain registration rights with respect to the DUSA Shares. A
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copy of the Registration Rights Agreement is attached hereto as Exhibit 4.1.

      The DUSA Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and may not be offered or sold in the United States absent registration or an applicable exemption from registration. While certain of the DUSA Shares are subject to lock-up provisions for a period of time, DUSA has agreed to file a registration statement on Form S-3 with the Securities and Exchange Commission (the "SEC") following the closing for purposes of registering the resale of the DUSA Shares.

      A copy of the press release announcing the closing of the Merger, and matters relating thereto, is attached hereto as Exhibit 99.1. Additionally, DUSA has filed a copy of each of the Merger Agreement and the First Amendment to the Merger Agreement, as Exhibits 2(a.1) and 2(a.2), respectively, to its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, which was filed with the SEC on March 10, 2006. Such Exhibits are incorporated herein by reference. The foregoing descriptions of the Merger, the Merger Agreement, the First Amendment to the Merger Agreement, the press release and the Registration Rights Agreement are qualified in their entirety by the full text of such documents.

      The Merger Agreement was filed with our Annual Report on Form 10-K to provide security holders with information regarding its terms. It is not intended to provide any other factual information about DUSA or Sirius. The Merger Agreement contains representations and warranties the parties thereto made to and solely for the benefit of each other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Merger Agreement and are modified by the underlying disclosure schedules.

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES.

      The information set forth in Item 2.01 above is hereby incorporated by reference into this Item 3.02.

      The issuance of the DUSA Shares is exempt from the registration requirements of the Securities Act, pursuant to Section 4(2) thereof and Regulation D promulgated thereunder ("Regulation D"), based in part upon representations that DUSA has obtained from each Sirius investor receiving DUSA Shares that such person is an "accredited investor" or will have a "purchaser representative" as such terms are defined in Rule 501 of Regulation D.

      Furthermore, in connection with the Merger, certain of the DUSA Shares are being issued to a Sirius shareholder that is a corporation organized under the laws of the United Kingdom, in reliance upon the provisions of Regulation S promulgated under the Securities Act. The shareholder has acknowledged that the DUSA Shares are not registered under the Securities Act and that the issuance of the DUSA Shares is occurring as an "offshore transaction" as such term is defined in Regulation S. The shareholder has also represented that it is not a U.S. person, as defined in Regulation S and that there have been no direct selling efforts in the U.S. on behalf of
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seller simultaneously with the sale of DUSA Shares in order to condition the market. The DUSA Shares and cash being issued to this shareholder are currently being held in escrow pending the presentation to DUSA of its stock certificate representing its interest in Sirius, unless otherwise agreed by DUSA.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      Pursuant to the terms of the Merger Agreement, on February 28, 2006, DUSA increased the size of its board of directors by one (1) director and subject to the closing of the Merger, caused Neal S. Penneys, M.D., on March 10, 2006, to be elected to fill such vacant board position until the date of the next applicable meeting of the DUSA shareholders. DUSA has recommended that its Nominating and Corporate Governance Committee of the Board of Directors select Dr. Penneys to be included as a nominee to serve as a member of the board of directors of DUSA on the slate of nominees to be voted upon at the next annual meeting of the DUSA shareholders following the closing. Pursuant to the terms of the Merger Agreement, DUSA's recommendation with respect to such nomination shall continue through the expiration of the period of time any milestone payment may be paid pursuant to the terms of the Merger Agreement, provided that during such period Dr. Penneys (or such substitute board nominee as may be recommended by the Sirius shareholder representatives and selected by DUSA's Nominating and Corporate Governance Committee should Dr. Penneys become unable or unwilling to serve) qualifies to serve on DUSA's Board of Directors pursuant to its governance documents and applicable law. As of the date hereof, the Company's Nominating and Corporate Governance Committee has not determined whether Dr. Penneys shall serve on any committee of the Board of Directors.

      Dr. Penneys is currently a dermatopathologist at AmeriPath, Inc., a provider of anatomic pathology, cancer diagnostic and related healthcare information services, and has served in such capacities since February 2001.

ITEM 9.01 - FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

      Included herein as Exhibit 99.2 to this Form 8-K are the audited balance sheets of Sirius Laboratories, Inc. as of December 31, 2005, 2004 and 2003, and the audited statements of operations, stockholders' equity (deficit), and cash flows of Sirius for fiscal years ended December 31, 2005, 2004 and 2003, and the notes to such audited financial statements.

(b) Pro Forma Financial Information.

      Any financial statements of Sirius required to be filed with the SEC will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed, pursuant to the instructions set forth in Item 9.01 of Form 8-K.

      Except for historical information, this report contains certain forward-looking statements
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that involve known and unknown risk and uncertainties, which may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the statements made. These forward-looking statements relate to the payment of the potential merger consideration if certain milestones are achieved, beliefs regarding continued compliance with manufacturing and labeling standards and the effects thereof, the intention to work with a third-party manufacturer and the potential shortage of supply, granting of registration rights, Dr. Penneys' future service on the Company's Board of Directors and the filing of pro forma financial information. Furthermore, the factors that may cause differing results include marketplace acceptance of the products, product development risks, results of clinical trials, volatility in the stock price, reliance on third party manufacturers, regulatory risks, and other risks identified in DUSA's SEC filings from time to time.

      This report shall not constitute an offer to sell or the solicitation of an offer to sell or the offer to buy or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction or in which there is no applicable exemption from such registration or qualification requirements. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption therefrom.

(d) Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K:

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      Item No.          Description

      2(a.1)* Agreement and Plan of Merger dated December 30, 2005 by and among DUSA, Sirius and the shareholders of Sirius. Filed with the Securities and Exchange Commission on March 10, 2006 as Exhibit 2(a.1) to the Company's Annual Report on Form 10-K for the period ended December 31, 2005 and incorporated herein by reference.

      2(a.2) First Amendment to Merger Agreement dated February 6, 2006 by and among DUSA, Sirius and certain shareholders of Sirius. Filed with the Securities and Exchange Commission on March 10, 2006 as Exhibit 2(a.2) to DUSA's Annual Report on Form 10-K for the period ended December 31, 2005 and incorporated herein by reference.

        4.1 Registration Rights Agreement by and among DUSA and certain holders of the DUSA Shares dated March 10, 2006. Filed herewith.

       23.1             Consent of Pasquesi Sheppard LLC.  Filed herewith.

       23.2 Consent of Altschuler, Melvoin & Glasser LLP. Filed herewith.

       99.1 Press Release of DUSA dated March 14, 2006. Filed herewith.

       99.2 Historical Audited Financial Statements of Sirius Laboratories, Inc. for the fiscal years ended December 31, 2005, 2004 and 2003. Filed herewith.
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* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K.
The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             DUSA PHARMACEUTICALS, INC.


Dated:  March 14, 2006                       By: /s/ D. Geoffrey Shulman
                                                 ------------------------------
                                                 D. Geoffrey Shulman, MD, FRCPC
                                                 Chairman of the Board and Chief
                                                 Executive Officer
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      Item No.          Description

      2(a.1)* Agreement and Plan of Merger dated December 30, 2005 by and among DUSA, Sirius and the shareholders of Sirius. Filed with the Securities and Exchange Commission on March 10, 2006 as Exhibit 2(a.1) to the Company's Annual Report on Form 10-K for the period ended December 31, 2005 and incorporated herein by reference.

      2(a.2) First Amendment to Merger Agreement dated February 6, 2006 by and among DUSA, Sirius and certain shareholders of Sirius. Filed with the Securities and Exchange Commission on March 10, 2006 as Exhibit 2(a.2) to DUSA's Annual Report on Form 10-K for the period ended December 31, 2005 and incorporated herein by reference.

        4.1 Registration Rights Agreement by and among DUSA and certain holders of the DUSA Shares dated March 10, 2006. Filed herewith.

       23.1             Consent of Pasquesi Sheppard LLC. Filed herewith.

       23.2 Consent of Altschuler, Melvoin & Glasser LLP. Filed herewith.

       99.1 Press Release of DUSA dated March 14, 2006. Filed herewith.

       99.2 Historical Audited Financial Statements of Sirius Laboratories, Inc. for the fiscal years ended December 31, 2005, 2004 and 2003. Filed herewith.
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* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K.
The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.